EXHIBIT 99.1

News Release

National Penn Bancshares, Inc.
Reports Second Quarter Net Income

Contact:	Catharine S. Bower, Communications Manager
(610) 369-6618 or csbower@natpennbank.com

BOYERTOWN, Pa., July 18, 2006 -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank, reported second quarter 2006 net income totaling $16.1 million, or $0.34 per diluted share. Net income increased 11.8% compared to $14.4 million earned in the second quarter of 2005, and diluted earnings per share increased 3.0% compared to diluted earnings per share of $0.33 in second quarter 2005.

For the first six months of 2006, net income totaled a record $31.1 million, or $0.67 per diluted share. Compared to the first six months of 2005, net income increased 10.8% and diluted earnings per share increased 4.7%.

National Penn’s second quarter earnings produced annualized returns on average assets and average shareholders’ equity of 1.25% and 12.5%, respectively. For the first six months of 2006, the annualized returns on average assets and average shareholders’ equity were 1.24% and 12.8%, respectively.

The following significant events have occurred since March 31, 2006:

•
National Penn’s record earnings in second quarter 2006 as compared to second quarter 2005 reflect, in part, National Penn’s increase in asset size, of $629.2 million, including assets attributable to the January 26, 2006 Nittany Financial acquisition.

•
Second quarter 2006 earnings also reflect increased non-interest income. Wealth management income increased $1.2 million, while various service charges and fees increased $410,000, over comparable amounts in second quarter 2005.

•
On April 10, 2006, National Penn Capital Advisors, Inc. acquired RESOURCES for Retirement, Inc., a retirement plan investment advisory firm based in Newtown, PA. This acquisition significantly expands our 401(k) business with larger companies. RESOURCES has retained its name and management and now operates as a division of National Penn Capital Advisors, Inc. RESOURCES was listed among the Top 25 Plan Advisors in the country in Plan Sponsor Magazine, December 2005 and November 2004.

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•
On April 24, 2006, National Penn opened its new financial services center on Route 113 in Souderton, Bucks County, PA. This multi-purpose facility houses a community office and provides space for National Penn’s wealth management and insurance agency affiliates.

•
Effective July 3, 2006, National Penn is included in the new Nasdaq Global Select Market, the newly-established highest listing tier for Nasdaq-listed companies. Prior to this designation, National Penn had been listed on the Nasdaq National Market tier and was a founding member of the Nasdaq Dividend Achiever Index.

•
On January 1, 2006, National Penn adopted Statement of Financial Accounting Standard (SFAS 123(R)) Share-Based Payment, requiring the expensing of our stock compensation programs based on the fair value of the awards. The impact of the adoption of SFAS 123(R) is included in the financial results for the first six months of 2006 and all prior periods have been restated as a result of the adoption of the modified retrospective method.

As of June 30, 2006, National Penn total assets were $5.23 billion and total deposits were $3.79 billion. The allowance for loan and lease losses as of June 30, 2006 was $59.0 million, which represented 1.68% of total loans and leases outstanding of $3.50 billion.

Commenting on second quarter 2006, Wayne R. Weidner, National Penn Chairman and CEO, said “The overall rate environment is one of the most difficult we’ve seen in many years and we expect it to continue for the remainder of this year. Meanwhile, we are pleased with the efforts of our team members as they strive every day to provide solutions for our customers' financial needs to help them realize their dreams. ”

Glenn E. Moyer, National Penn President, said: “Despite the difficult operating environment that all financial companies are experiencing in their banking subsidiaries, we are pleased with our overall financial strength and resultant strong credit quality.”
__________
About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc. is a $5.23 billion asset financial services company operating 79 offices in Pennsylvania through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, Nittany Bank, and The Peoples Bank of Oxford divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland.

6

National Penn's financial services affiliates consist of National Penn Investors Trust Company; National Penn Capital Advisors, Inc.; Vantage Investment Advisors, L. L. C.; National Penn Mortgage Company; National Penn Insurance Agency, Inc. and National Penn Leasing Company.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on the company's Web site at www.nationalpennbancshares.com.

_________

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses this non-GAAP measure in its analysis of the company’s performance. This measure, annualized net income return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management’s success in utilizing the company’s tangible capital. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.
_________
This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in National Penn’s reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. National Penn cautions you not to place undue reliance on these statements. National Penn undertakes no obligation to publicly release or update any of these statements.

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National Penn Bancshares, Inc.

Contact: Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005 (2)	2006	2005 (2)
STATEMENTS OF CONDITION
Total assets			$5,225,420	$4,596,201
Total deposits			3,786,748	3,059,627
Total loans and leases			3,504,676	2,984,045
Total shareholders' equity			518,739	441,136
Book value per share			11.10	10.18

EARNINGS
Total interest income	$75,345	$59,894	$144,701	$116,830
Total interest expense	36,297	22,508	67,171	42,459
Net interest income	39,048	37,386	77,530	74,371
Provision for loan and lease losses	460	950	1,140	1,700
Net interest income after provision
for loan and lease losses	38,588	36,436	76,390	72,671
Other income	15,862	14,511	31,044	28,470
Other expenses	32,788	31,524	66,030	63,087
Income before income taxes	21,662	19,423	41,404	38,054
Income taxes	5,578	5,042	10,290	9,969
Net income	16,084	14,381	31,114	28,085

Return on average assets	1.25%	1.27%	1.24%	1.25%
Return on average shareholders' equity	12.5%	13.3%	12.8%	13.1%
Return on average tangible equity (1)	28.0%	25.3%	26.7%	24.8%
Average shares - basic	46,688,921	43,260,106	45,832,693	43,198,678
Average shares - diluted	47,464,166	43,969,783	46,646,240	43,974,658

PER SHARE
Basic earnings	$0.35	$0.33	$0.68	$0.65
Diluted earnings	0.34	0.33	0.67	0.64
Dividends paid in cash	0.165	0.160	0.330	0.320

Financial information restated for a 5 for 4 stock split paid September 30, 2005.

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	12.5%	13.3%	12.8%	13.1%
Effect of goodwill and intangibles	15.5%	12.0%	13.9%	11.7%
Return on average tangible equity	28.0%	25.3%	26.7%	24.8%
Average tangible equity excludes acquisition related
average goodwill and intangibles:
Average shareholders' equity	$514,090	$432,955	$491,641	$433,630
Average goodwill and intangibles	(283,971)	(205,267)	(256,751)	(205,551)
Average tangible equity	$230,119	$227,688	$234,890	$228,079

(2) Reflects the adoption of FAS 123(R) under the modified retrospective method.

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/06
Date 7/17/2006
	PAGE: 1 OF 5	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)		6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Cash & Cash Equivalents		$119,607	$111,755	$122,459	$107,431	$133,578
Trading Account Securities		-	-	-	-	-
Securities Available for Sale		953,784	1,003,070	941,106	1,015,648	1,031,070
Held to Maturity Securities		216,887	170,763	150,608	113,573	117,465
Other Securities		-	-	-	-	-
Total Securities		1,170,671	1,173,833	1,091,714	1,129,221	1,148,535
Total Cash and Securities		1,290,278	1,285,588	1,214,173	1,236,652	1,282,113
Loans & Leases Held for Investment*		3,485,169	3,386,911	3,031,225	2,986,629	2,969,344
Loans & Leases Held for Sale*		19,507	15,798	18,583	25,028	14,701
Total Loans and Leases*		3,504,676	3,402,709	3,049,808	3,011,657	2,984,045
*Indicates data net of unearned fees, gross of reserve
Loan Loss Reserve		(59,049)	(59,007)	(56,064)	(56,255)	(56,035)
Premises and Equipment, net		55,863	56,090	53,158	51,673	51,190
Bank Owned Life Insurance		89,365	88,507	82,688	81,884	81,086
Goodwill		261,490	261,946	187,995	187,693	187,693
Other Intangibles		22,413	21,526	16,087	16,682	17,276
Total Intangible Assets		283,903	283,472	204,082	204,375	204,969
Mortgage Servicing Rights		-	-	-	-	-
Purchased Credit Card Relationships		-	-	-	-	-
Real Estate Owned & Held for Investment		242	-	-	16	16
Assets from Discontinued Operations		-	-	-	-	-
Other Assets (2)		60,142	54,650	55,544	47,006	48,817
Total Assets (2)		$5,225,420	$5,112,009	$4,603,389	$4,577,008	$4,596,201

BALANCE SHEET - LIABILITIES ($000S)
Deposits		$3,786,748	$3,616,965	$3,309,046	$3,292,050	$3,059,627
Borrowings		726,835	786,252	677,183	662,560	928,106
Trust Preferred Securities		-	-	-	-	-
Subordinated Debt		142,527	142,527	127,063	127,063	127,063
Liabilities from Discontinued Operations		-	-	-	-	-
Other Liabilities		$50,571	$48,025	$42,429	48,035	40,269
Total Liabilities		$4,706,681	$4,593,769	$4,155,721	$4,129,708	$4,155,065

BALANCE SHEET - EQUITY ($000s)
Redeemable Preferred Stock		$-	$-	$-	$-	$-
Preferred Equity		$-	$-	$-	$-	$-
Shareholders Equity (2)		$518,739	$518,240	$447,668	$447,300	$441,136

MEMO ITEMS
Accumulated other comprehensive (loss) income		$(7,784)	$1,552	$3,189	$9,548	$13,398
Publicly Reported Book Value Per Share (1)(2)		$11.10	$11.11	$10.32	$10.27	$10.18
EOP Common Shares Outstanding (excluding Treasury shares)(1)		46,717,740	46,661,382	43,381,790	43,548,941	43,339,590
Treasury Shares Held By Company (1)		26,415	27,128	275,431	18,658	20,811
Did you announce a repurchase plan during this period?		NO	NO	YES	NO	NO
Number of Shares to be Repurchased in Plans (1)		3,562,500	3,562,500	3,562,500	1,562,500	1,562,500
Number of Shares Repurchased During Period (1)		81,140	50,714	317,174	38,474	33,313
Average Price of Repurchased Shares (1)		$20.20	$20.59	$20.06	$20.28	$19.15

(1) Adjusted for a 5 for 4 stock split paid September 30, 2005.
(2) Adjusted for modified retrospective method adoption under FAS123 ( R ).

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/06
	PAGE: 2 OF 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
INCOME STATEMENT ($000s)	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	6/30/2006	6/30/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income	$75,345	$69,356	$63,448	$62,308	$59,893	$144,701	$116,830
Interest Expense	36,297	30,874	26,643	24,835	22,508	67,171	42,459
Net Interest Income	39,048	38,482	36,805	37,473	37,385	77,530	74,371
FTE adjustment	2,847	2,764	2,337	2,310	2,337	5,611	4,580
Net Interest Income (FTE)	41,895	41,246	39,142	39,783	39,722	83,141	78,951
Loan Loss Provision	460	680	750	750	950	1,140	1,700
Investment Securities Trans.	444	377	(235)	181	646	821	609
Nonrecurring Income	-	-	-	-	-	-	922
Nonrecurring Expense	306	(255)	(2,954)	150	600	51	1,201
Trading Account Income	-	-	-	-	-	-	-
Foreign Exchange Income	-	-	-	-	-	-	-
Wealth Management Income	3,519	3,222	2,349	2,188	2,341	6,741	4,539
Service Charges on Deposits	4,334	4,027	4,081	4,199	4,075	8,361	7,866
Cash management and electronic banking fees	2,017	2,106	2,073	1,934	1,836	4,123	3,672
Mortgage Banking Income	1,156	1,021	1,356	1,720	1,284	2,177	2,290
Insurance Income	1,719	1,753	1,534	1,545	1,832	3,472	3,891
Bank Owned Life Insurance Income	858	820	803	799	1,092	1,678	1,846
Other Noninterest Income	1,815	1,856	2,503	1,516	1,405	3,671	2,835
Total Noninterest Income(excludes securities gains/losses and non-recurring income)	15,418	14,805	14,699	13,901	13,865	30,223	26,939
Employee Comp. & Benefit Expense (2)	20,210	21,079	20,058	19,028	18,676	41,289	37,617
Occupancy & Equipment Expense	4,403	4,313	4,642	4,403	4,176	8,716	8,607
Amortization of Intangibles	741	643	594	594	592	1,384	1,186
(Excludes Servicing and Credit Card Intangibles)
Other Noninterest Expense	7,128	7,462	7,668	7,794	7,479	14,590	14,476
Total Noninterest Exp. (excludes non-recurring expenses) (2)	32,482	33,497	32,962	31,819	30,923	65,979	61,886
Minority Interest Expense	-	-	-	-	-	-	-
Net Income Before Taxes (2)	21,662	19,742	20,511	18,836	19,423	41,404	38,054
Tax Provision (2)	5,578	4,712	4,622	4,330	5,042	10,290	9,969
Net Income (2)	$16,084	$15,030	$15,889	$14,506	$14,381	31,114	28,085

EARNINGS PER SHARE:

Basic
Net income (1) (2)	$0.35	$0.33	$0.36	$0.34	$0.33	0.68	0.65
Diluted
Net income (1) (2)	$0.34	$0.33	$0.36	$0.33	$0.33	0.67	0.64
Average Shares Basic (1)	46,688,921	44,969,256	43,469,727	43,443,927	43,260,106	45,832,693	43,198,678
Average Shares Diluted (1)	47,464,166	45,847,894	44,121,595	44,197,495	43,969,783	46,646,240	43,974,658
Dividends on Preferred Stock ($000s)	$-	$-	$-	$-	$-	$-	$-

(1) Adjusted for a 5 for 4 stock split paid September 30, 2005.
(2) Adjusted for modified retrospective method adoption under FAS123 ( R ).

SUPPLEMENTAL DATA ($000s) (4)
Return on Avg. Assets (annualized)	1.25%	1.24%	1.39%	1.26%	1.27%
Return on Avg. Equity (annualized)	12.5%	13.0%	14.3%	13.1%	13.3%
Return on Avg. Tangible Equity (annualized) (3)	28.0%	25.4%	26.6%	24.7%	25.3%

(3) Average tangible equity excludes acquisition related average goodwill and intangibles: 2nd quarter 2006= Net income of$16,084 x (365/91) divided by the net of average equity of $514,090 reduced by average goodwill and intangibles of $283,971.

(3) (4) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	12.5%	13.0%	14.3%	13.1%	13.3%
Effect of goodwill and intangibles	15.5%	12.4%	12.3%	11.6%	12.0%
Return on average tangible equity	28.0%	25.4%	26.6%	24.7%	25.3%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$514,090	$468,943	$441,143	$437,909	$432,955
Average goodwill and intangibles	(283,971)	(229,228)	(204,154)	(204,665)	(205,267)
Average tangible equity	230,119	239,715	236,989	233,244	227,688

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/06

	PAGE: 3 of 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
CHARGEOFFS ($000s)	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	6/30/2006	6/30/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs	$1,085	$1,239	$1,329	$1,592	$3,181	$2,324	$4,324
Recoveries on Loans	$667	$606	$388	$1,062	$681	$1,273	$1,069
Net Loan Chargeoffs	$418	$633	$941	$530	$2,500	$1,051	$3,255

	AS OF	AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$9,110	$9,381	$11,961	$10,562	$14,190
Renegotiated Loans	-	-	-	-	-
Other Real Estate Owned	242	-	-	16	16
Total Nonperforming Assets	9,352	9,381	11,961	10,578	14,206
Loans 90+ Days Past Due & Still Accruing	17	106	183	342	191
NPAs plus Loans over 90	$9,369	$9,487	$12,144	$10,920	$14,397

	AS OF	AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s) (1)	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$380,866	$371,466	$363,646	$356,625	$346,017
Tier 1 Ratio (%)	9.72%	9.85%	10.55%	10.45%	10.20%
Total Capital (Tier 1 + Tier 2)	$432,832	$421,954	$409,654	$402,365	$392,070
Total Capital Ratio (%)	11.04%	11.19%	11.88%	11.79%	11.55%
Total Risk-Adjusted Assets	$3,919,628	$3,771,877	$3,448,142	$3,412,029	$3,393,591
Tier 1 Leverage Ratio	7.77%	8.77%	8.42%	8.19%	8.01%
Tangible Equity to Tangible Assets Ratio	4.75%	4.86%	5.54%	5.56%	5.38%
Realized Tangible Equity to Tangible Assets Ratio	4.91%	4.83%	5.46%	5.34%	5.07%

	AS OF	AS OF	AS OF	AS OF	AS OF
SUPPLEMENTAL DATA ($000s)	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

1-4 Family Mortgage Loans Serviced For Others	$50,065	$52,132	$90,761	$94,574	$100,213
Propriety Mutual Fund Balances	$-	$-	$-	$-	$-
(Net Asset Value in $000s)
Held to Maturity Securities (Fair Value)	$210,813	$167,845	$147,628	$111,856	$116,215
Common Stock Dividends (total $ in period)	$7,702	$7,692	$7,189	$6,955	$6,926
Dividends per Common Share	$0.165	$0.165	$0.165	$0.160	$0.160
EOP Employees (Full Time Equivalent)	1,224	1,217	1,141	1,139	1,153

(1) Adjusted for modified retrospective method adoption under FAS123 ( R ).

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/06

	PAGE: 4 of 5	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:		6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Breakdown: (REGULATORY)
Commercial/Industrial		$612,982	$589,021	$565,826	$545,552	$550,147
Commercial Real Estate		1,205,798	1,203,946	1,141,908	1,119,836	1,105,873
Residential Mortgage (including multi-family)		784,004	744,763	550,591	557,032	549,141
Real Estate Construction (and Land Development)		286,037	264,466	206,201	210,607	206,916
Home Equity (revolving and 2nd lien)		415,272	395,606	381,869	371,909	368,478
Consumer (Loans to Individuals)		52,990	61,451	60,586	59,603	56,962
Bank Card		-	-	-	-	-
Foreign		-	-	-	-	-
Other Loans		147,593	143,456	142,827	147,118	146,528
Total Loans (net of unearned)		3,504,676	3,402,709	3,049,808	3,011,657	2,984,045
Investment Securities (incl. trading assets)		1,170,671	1,173,833	1,091,714	1,129,221	1,148,535
Other Earning Asset		12,054	7,860	5,937	5,430	9,446
Total Earning Assets (net of loan loss reserve)		4,628,352	4,525,395	4,091,396	4,090,053	4,085,991
Total Assets		5,225,420	5,112,009	4,603,389	4,577,008	4,596,201
Deposit Breakdown:
Savings		249,901	275,766	193,024	202,292	218,540
NOW Accounts		718,146	742,034	741,269	750,903	672,981
Money Market Accounts		838,199	661,031	607,063	591,553	598,510
Certificates		879,405	917,979	776,794	900,698	621,132
CDs>$100m		575,188	501,166	480,975	333,886	417,302
Foreign CDs		-	-	-	-	-
Total Int. Bearing Deposits		3,260,839	3,097,976	2,799,125	2,779,332	2,528,465
Non-Interest Bearing Deposits		525,909	518,989	509,921	512,718	531,162
Total Deposits		3,786,748	3,616,965	3,309,046	3,292,050	3,059,627
Short-Term Borrowings		494,029	538,185	428,771	413,929	678,277
Long-Term Debt		375,333	390,594	375,475	375,694	376,892
Total Int. Bearing Liabilities (incl. non-int bearing deposits)		4,656,110	4,545,744	4,113,292	4,081,673	4,114,796
Total Int. Bearing Liabilities		4,130,201	4,026,755	3,603,371	3,568,955	3,583,634
Total Stockholders Equity		$518,739	$518,240	$447,668	$447,300	$441,136

PERIOD END BALANCES:

Loan Breakdown: (internal)
Business Purpose Loans		$1,408,035	$1,419,903	$1,391,317	$1,368,691	$1,379,919
Residential Mortgage		510,426	470,369	282,882	290,210	287,538
Commercial Real Estate, Construction and Land Dev		1,153,452	1,122,726	1,011,084	1,003,834	984,510
Consumer (loans to Individual)		432,762	389,711	364,525	348,922	332,078
Total Loans (net of unearned)		$3,504,675	$3,402,709	$3,049,808	$3,011,657	$2,984,045

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/06

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF		YTD		YTD
	6/30/2006		3/31/2006		12/31/2005		9/30/2005		6/30/2005		6/30/2006		6/30/2005
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield	YTD Avg Bal	Yield

Total Loans (net of unearned)	$3,474,861	7.19%	$3,254,237	7.04%	$3,028,408	6.81%	$3,000,486	6.65%	$2,965,191	6.47%	$3,365,159	7.11%	$2,935,719	6.36%
Investment Securities (incl. trading assets)	1,171,649	5.43%	1,156,448	5.45%	1,072,424	5.08%	1,139,463	4.97%	1,170,563	4.92%	1,164,090	5.44%	1,182,181	4.90%
Other Earning Assets	12,370	1.78%	7,430	6.93%	9,350	3.78%	9,928	2.16%	7,838	1.94%	9,913	3.70%	8,318	2.13%

Total Earning Assets	4,658,880	6.73%	4,418,115	6.62%	4,110,182	6.35%	4,149,877	6.18%	4,143,592	6.02%	4,539,162	6.68%	4,126,218	5.93%
Total Earning Assets (net of loan loss reserve)	4,599,512	6.82%	4,359,620	6.71%	4,053,850	6.44%	4,093,289	6.26%	4,086,301	6.11%	4,480,229	6.77%	4,068,648	6.02%
Total Assets	5,173,171	6.06%	4,911,582	5.96%	4,529,657	5.76%	4,573,381	5.61%	4,554,114	5.48%	5,043,099	6.01%	4,537,438	5.40%

Savings	264,990	1.32%	258,579	1.25%	197,092	0.92%	209,600	0.93%	219,782	0.86%	261,802	1.28%	222,939	0.83%
NOWAccounts	802,859	2.59%	739,033	2.20%	744,684	2.14%	721,688	1.81%	708,143	1.55%	771,122	2.41%	750,319	1.48%
Money Market Accounts	698,743	2.91%	654,767	2.55%	612,719	2.13%	597,805	1.83%	613,339	1.58%	676,878	2.74%	625,708	1.46%
Certificates	1,429,794	4.19%	1,318,803	3.87%	1,217,068	3.67%	1,140,615	3.45%	964,360	3.22%	1,374,605	4.04%	919,148	3.15%

Total Int. Bearing Deposits	3,196,386	3.27%	2,971,182	2.93%	2,771,563	2.72%	2,669,708	2.45%	2,505,624	2.14%	3,084,407	3.11%	2,518,114	2.03%

Non-Interest Bearing Deposits	512,748		504,172		505,316		514,908		521,630		508,483		513,152
Total Deposits	3,709,134	2.82%	3,475,354	2.51%	3,276,879	2.30%	3,184,616	2.05%	3,027,254	1.77%	3,592,890	2.67%	3,031,266	1.68%

Short-Term Borrowings	520,330	3.96%	534,795	3.23%	389,624	2.49%	525,609	2.66%	680,342	2.54%	527,523	3.60%	661,677	2.34%
Long-Term Borrowings	378,625	5.38%	387,003	5.35%	375,541	5.49%	376,239	5.12%	377,244	5.15%	382,791	5.37%	374,346	5.11%
Total Int. Bearing Liabilities(incl. non-int bearing deposits)	4,608,089	3.16%	4,397,152	2.85%	4,042,044	2.62%	4,086,464	2.41%	4,084,840	2.21%	4,503,204	3.01%	4,067,289	2.11%
Total Int. Bearing Liabilities	4,095,341	3.55%	3,892,980	3.22%	3,536,728	2.99%	3,571,556	2.76%	3,563,210	2.53%	3,994,721	3.39%	3,554,137	2.41%
Total Shareholder's Equity	$514,090		$468,943		$441,143		$437,909		$432,955		$491,641		$433,630

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.65%		3.84%		3.83%		3.86%		3.90%		3.74%		3.91%
Net Yield on Earning Assets: (Margin)		3.61%		3.79%		3.78%		3.80%		3.85%		3.69%		3.86%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

	PA
Total Number of Banking Offices		79	78	73	72	72
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		1	1	1	1	1
Total Number of ATMs		82	81	73	73	75

	MD
Total Number of Banking Offices		1	1	1	1	1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)					0	0
Total Number of ATMs		1	1	1	1	1

	TOTAL
Total Number of Banking Offices		80	79	74	73	73
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		1	1	1	1	1
Total Number of ATMs		83	82	74	74	76

Have you restated any prior period's financial statements for a pooling of interest and/or a change in accounting principles?
YES
Periods Restated on this report:	12/31/05, 9/30/05, 6/30/05
Reason:	Adjusted for modified retrospective method adoption under FAS123 ( R ).